Exhibit 10.19

Description of Non-Employee Director Compensation

Directors who are also PAETEC officers or employees do not receive any additional compensation for serving on PAETEC’s board of directors or any of its committees.

The compensation of non-employee directors for their service on the board of directors and its committees includes two components: an annual cash retainer and annual equity grant of stock options and restricted stock units. The following policies regarding compensation of non-employee directors applied from January 1, 2010 through June 30, 2010:

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the audit committee chairman was entitled to annual cash fees of $80,000 and an annual grant of stock options for 12,500 shares of common stock and restricted stock units for 12,500 shares of common stock;

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the other audit committee members were entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock;

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the compensation committee chairman was entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock;

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the other compensation committee members were entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

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directors that do not serve on any board committees were entitled to annual cash compensation fees of $50,000 and an annual grant of stock options for 7,500 shares of common stock and restricted stock units for 7,500 shares of common stock; and

•	the Vice Chairman was entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock.

In 2010, PAETEC chartered a nominating and governance committee and added a Lead Director. Thus, effective as of July 1, 2010, the following policies apply with respect to compensation of non-employee directors for serving on PAETEC’s board of directors or its committees:

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the Lead Director, who also serves as the chairman of the nominating and governance committee and as member of the audit committee, is entitled to annual cash fees of $100,000 and an annual grant of stock options for 15,000 shares of common stock and restricted stock units for 15,000 shares of common stock;

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the nominating and governance committee non-chairman member serving solely on that committee is entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

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the audit committee chairman is entitled to annual cash fees of $80,000 and an annual grant of stock options for 12,500 shares of common stock and restricted stock units for 12,500 shares of common stock;

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the audit committee non-chairman member serving solely on that committee is entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock;

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the compensation committee chairman is entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock;

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the compensation committee non-chairman member serving solely on that committee is entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

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the director that serves as a member of both the compensation committee and the nominating and governance committee is entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock; and

•	the Vice Chairman is entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock.

All cash fees are payable in four equal quarterly installments in arrears. All equity grants vest with respect to one-third of the underlying shares of common stock on each of the first, second and third anniversaries of the grant date.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their board service. In addition, Mr. Tansukh Ganatra is entitled to participate in the company’s health insurance plan in which the company covers a portion of the expenses.